

urban-gro®

NASDAQ: UGRO

ENGINEERING & DESIGN SERVICES PROVIDER

INTEGRATOR OF COMPLEX ENVIRONMENTAL EQUIPMENT SYSTEMS

PROVIDER OF MANAGED SERVICE SOLUTIONS

February 2021
Benzinga Presentation

urban-gro®

SAFE HARBOR STATEMENTS

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to effectively execute on our growth strategy; our ability to continue winning engineering and design contracts, our ability to deliver on those contracts; and our reliance on key personnel. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

COMPANY OVERVIEW

urban-gro

urban-gro today:

- Our acquired expertise is our #1 asset
- Early mover in the US and Canadian markets
- Operational cash flow positive
- Completed raise with Nasdaq uplisting
- Strong balance sheet
- Hired a President & COO

44 Employees
expertise is our #1 asset

300+
projects to date

~$26M
estimated 2020 revenues

$14M
backlog entering 2021

$62M
raise completed in February 2021

urban-gro

COMPANY OVERVIEW

our segment - controlled environment agriculture

- The CEA segment encompasses any *controlled* growing environment: Indoor/Warehouse, Vertical Farms, Greenhouse
- CEA enables a variety of crops be grown year-round with efficient use of water, energy and labor
- AgTech has been a rapidly growing focal point of the CEA segment

44 Employees
expertise is our #1 asset

300+
projects to date

~$26M
estimated 2020 revenues

$14M
backlog entering 2021

$62M
raise completed in February 2021

urban-gro®

OUR CLIENT-CENTRIC PROJECT APPROACH

DESIGN

program. engineer. design.

INTEGRATE

complex environmental & equipment systems

COMMISSION

equipment & environment








REV.
STATUS
DESCRIPTION
urban
CLIENT:



DESIGN.

MEP engineering

- **Mechanical, Electrical and Plumbing** engineering plans
- **Stamped construction** documents in U.S.
- **Appropriately engineered** environmental control mechanical systems are the #1 factor for CEA success

space programming & design services

- **Cultivation Space Programming (CSP)** proactively optimizes the facility for interactions between the crop, equipment systems, the environment, and processes
- **Integrated Cultivation Design (ICD)** optimizes the environment by designing interactive systems including environmental controls, water treatment, air movement, lighting, and benching/vertical racking systems


INTEGRATE.
COMMISSION.

procurement of complex equipment systems

Complex environmental equipment systems

- Environment controls & irrigation distribution
- Purpose-built HVAC

Cultivation equipment systems

- Lighting solutions
- Airflow management
- Benching and vertical racking systems
- Air sanitization

commissioning & training

Pre-Commissioning Inspection

- Ensure facility is ready and staged properly for installation

Installation Oversight & Systems Commissioning

- Ensure client contractors are installing complex equipment systems correctly
- Onsite testing and certification of equipment systems for proper functioning and operation

Systems Training

- Pre-operational client training on proper operation

urban-gro

REACH AND RELATIONSHIPS


projects , suppliers and/or partners
urban-gro HQ Lafayette, Colorado USA



controlled environment agriculture is

FARMING'S FUTURE

CEA PERFORMANCE

10–50x

increase in output
versus field farming

CEA GROWTH
Vertical Farming

~$13B

in revenues expected by 2026
at 25% 5-Year CAGR[1]

CEA INVESTMENTS

~$600M

By: Softbank, Jeff Bezos,
Google Ventures, Ingka Group

urban-gro®

[1] Patil, Asavari, and Supradip Baul. "Vertical Farming Market Size, Share: Industry Trends and Analysis 2026." Allied Market Research, 2019; 2: DentIDTechEx, Michael. "Vertical Farming Attracts Investment." *AgUpdate*, 15 Sept. 2020; 3: Kobayashi-Solomon, Erik. "Investing In Vertical Farming: Five Take-Aways." *Forbes*, Forbes Magazine, 9 Apr. 2019



farmers and consumers benefit from A BETTER WAY TO FARM

field farming

- "Gassed" to maturity
- Shipped long distances
- Seasonal production
- Subject to weather
- Soil related problems
- Chemical control

CEA farming

- ✓ Harvested at peaks
- ✓ Locally grown food
- ✓ Year-round production
- ✓ Controlled environment
- ✓ No / low soil
- ✓ Biological controls

CEA Crops

TOMATOES
PLANT-BASED MEDICINES
CUCUMBERS
HERBS
LEAFY GREENS
STRAWBERRIES
PEPPERS


NASDAQ: UGRO
urban-gro®

GROWTH STRATEGY

- ORGANIC GROWTH
- ACQUIRED GROWTH
- INVESTED GROWTH

urban-gro®

GROWTH STRATEGY

Taking urban-gro to the next level

ORGANIC GROWTH:

- Build Out Sales Infrastructure
- Accelerate Our Digital Marketing Strategy
- Expansion into Other Markets
- Expansion into Other Segments

GROWTH STRATEGY

Taking urban-gro to the next level

urban-gro®

ACQUIRED GROWTH:

- Opportunity: Turn-Key Indoor Cultivation Facilities
- Accretive, Synergistic, Service-Focused Acquisitions
- Increase Speed of Entry into New Segments

urban-gro®

GROWTH STRATEGY

Taking urban-gro to the next level

INVESTED GROWTH

- In the CEA market to drive lead generation
- In AgTech companies

WE ARE INVESTED IN:

edyza

Edyza enables the internet of things for high density connectivity and computing (IoT-HD) to enable the future of artificial intelligence and machine learning



3D Heatmaps with
Real-time Airflow Analysis

FINANCIAL HIGHLIGHTS:

the new urban-gro

- Our public markets peer group consists of companies that are currently trading at Market Caps of 8-16X TTM Revenue
    - UGRO is currently trading at 3.4X TTM Revenue
- We have a cash position of more than $50M
- We entered 2021 with backlog exceeding $14M
- With recent debt paydown, remaining debt is $1M

urban-gro

INVESTMENT SUMMARY

- A leading provider of CEA solutions worldwide
- Opening new markets
- Entering new segments
- Targeting acquisitions to complement organic growth
- Strong financial position
- Experienced & growing management team


urban-gro®
ticker : UGRO
INVESTOR RELATIONS CONTACT:
JTC Team, LLC
Contact: Jenene Thomas, CEO
T: 833.475.8247
investors@urban-gro.com